UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 18, 2003

OMNICELL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-33043	94-3166458
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1101 East Meadow Drive

Palo Alto, CA  94303

(Address of principal executive offices, including zip code)

(650) 251-6000

(Registrant’s telephone number, including area code)

Item 7.  Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit Number	Description
99.1	Press Release of Omnicell, Inc. dated April 21, 2003.

Item 9.  Regulation FD Disclosure.

In accordance with Release 33-8216, the information contained herein and in the accompanying exhibit is being furnished under both Item 9 and Item 12.  This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On April 21, 2003, Omnicell, Inc. (“Omnicell”) will issue a press release announcing the financial results for the quarter ended March 31, 2003.  A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Omnicell, Inc.

Dated: April 18, 2003	By:	/s/ Dennis P. Wolf
Dennis P. Wolf
Executive Vice President Operations, Finance and Administration and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release of Omnicell, Inc. dated April 21, 2003.